SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                        FGIC SECURITIES PURCHASE, INC.






                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 5, 1999

                                                Commission File Number 0-19564


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                                 Exhibit Index

Exhibit No.  Description                                                 Page
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(23)         Consents of experts and counsel:                              6

                  (c)  Consent of KPMG LLP

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                                                               Exhibit (23)(c)

To the Board of Directors
General Electric Capital Corporation


To the Board of Directors
General Electric Capital Corporation


     We consent to incorporation by reference in the Preliminary Prospectus Supplement for FGIC Securities Purchase, Inc. relating to the $38,045,000 principal amount plus interest Liquidity Facility in support of State Public School Building Authority, Commonwealth of Pennsylvania, School Revenue Bonds (Parkland School District Project), Series D of 1999 (the "Preliminary Prospectus Supplement") of our report dated February 12, 1999 relating to the statement of financial position of General Electric Capital Corporation and consolidated affiliates as of December 31, 1998 and 1997, and the related statements of earnings, changes in share owners' equity and cash flows for each of the years in the three-year period ended December 31, 1998, and the related schedule, which report appears in the December 31, 1998 annual report on Form 10-K of General Electric Capital Corporation.

     We also consent to the reference to our firm under the heading "Experts" in the Preliminary Prospectus Supplement.




                                                      /s/ KPMG LLP
                                                      ---------------------
                                                      KPMG LLP

Stamford, Connecticut
November 5, 1999